UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2018

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01	Other Events.

On March 28, 2018, Coty Inc. (the “Company”) entered into a purchase agreement with the representatives of the several initial purchasers named in Part A of Schedule I thereto (the “Dollar Initial Purchasers”), the representatives of the several initial purchasers named in Part B of Schedule I thereto (the “Euro Initial Purchasers”), and the entities listed on the signature pages thereof as “Guarantors,” relating to the sale by the Company to: (a) the Dollar Initial Purchasers of $550 million aggregate principal amount of the Company’s 6.50% Senior Notes due 2026 and (b) the Euro Initial Purchasers of €550 million aggregate principal amount of the Company’s 4.00% Senior Notes due 2026 and €250 million aggregate principal amount of the Company’s 4.75% Senior Notes due 2023 (collectively, the “Notes”).

The Company intends to use the net proceeds from the offering of the Notes, together with borrowings under a credit agreement governing its proposed new senior secured credit facilities, including its new $3.25 billion revolving credit facility, to be entered into on the date of the issuance of the Notes, to, among other things, repay in full and refinance the indebtedness outstanding under the Company’s existing credit facilities, plus accrued interest, related premiums, fees and expenses in connection therewith. The closing of the offering of the Notes is not contingent on the entrance into the credit agreement governing the Company’s proposed new senior secured credit facilities. Any remaining proceeds will be used for general corporate purposes.

A copy of the press release issued by the Company on March 28, 2018 announcing the pricing of the Notes is included as Exhibit 99.1 hereto and incorporated by reference herein.

Forward Looking Statements

The statements contained in this report include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected closing of the offering of the Notes, entry into the proposed new senior secured credit facilities and the use of proceeds therefrom. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “are going to,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “should,” “outlook,” “continue,” “target,” “aim,” “potential” and similar words or phrases. These statements are based on certain assumptions and estimates that the Company considers reasonable, but are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual events or results to differ materially from such statements, including:

•	the Company’s ability to consummate the offering of the Notes and enter into the proposed new senior secured credit facilities on a timely basis and on terms commercially acceptable to the Company;

•	the Company’s ability to achieve its global business strategies, compete effectively in the beauty industry and achieve the benefits contemplated by its strategic transactions, including its joint ventures, recent acquisitions and announced and potential dispositions and rationalizations, within the expected time frame or at all;

•	use of estimates and assumptions in preparing the Company’s financial statements, including with regard to revenue recognition, stock compensation expense, income taxes, purchase price allocations, the assessment of goodwill, other intangible assets and long-lived assets for impairment, the market value of inventory, pension expense and the fair value of acquired assets and liabilities associated with acquisitions;

•	managerial, integration, operational, regulatory, legal and financial risks, including diversion of management attention to and management of, cash flows, and expenses and costs (including one-time costs and capital expenses) associated with multiple strategic transactions, strategic initiatives and internal reorganizations, including current and future business realignment activities;

•	the continued portfolio rationalization and integration of the P&G Beauty Business and other recent acquisitions with the Company’s business, operations, systems, financial data and culture and the ability to realize synergies, reduce costs and realize other potential efficiencies and benefits (including through the Company’s restructuring and business realignment programs to simplify processes and improve organizational agility) at the levels and at the costs and within the time frames currently contemplated or at all;

•	the Company’s ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products, including any relaunched or rebranded products, execution of new launches, and the anticipated costs and discounting associated with such relaunches and rebrands;

•	increased competition, consolidation among retailers, shifts in consumers’ preferred distribution and marketing channels (including to digital channels), compression of go-to-market cycles, changes in product and marketing requirements by retailers, and other changes in the retail, e-commerce and wholesale environment in which the Company does business and sells its products;

•	changes in law (including the Public Law No. 115-97 (the law informally known as the United States Tax Cuts and Jobs Act), regulations and policies and/or the enforcement thereof that affect the Company’s business, financial performance, operations or its products;

•	the Company’s and its brand partners’ and licensors’ abilities to obtain, maintain and protect the intellectual property rights, including trademarks, brand names and other intellectual property used in their respective businesses, products and software, and their and the Company’s other business partners (including suppliers, customers, and talent) and licensors’ abilities to protect their respective reputations, public goodwill as well as defend claims by third parties for infringement of intellectual property rights;

•	successfully divesting and/or discontinuing non-core brands (including associated post-closing reduction programs) and rationalizing wholesale distribution by reducing the amount of product diversion to the value and mass channels;

•	any unanticipated problems, liabilities or other challenges associated with an acquired business which could result in increased risk of new, unanticipated or unknown liabilities, including with respect to environmental, competition and other regulatory or legal matters;

•	the Company’s international operations and joint ventures, including enforceability and effectiveness of its joint venture agreements and reputational, compliance, regulatory, economic and foreign political risks, including difficulties and costs associated with maintaining compliance with a broad variety of complex domestic and international regulations;

•	the Company’s dependence on certain licenses (especially in the Company’s Luxury division), entities performing outsourced functions and third-party suppliers, including third-party software providers;

•	administrative, development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts;

•	global political and/or economic uncertainties, disruptions or major regulatory changes, including the impact of Brexit, the current U.S. administration and recent changes in the U.S. tax code;

•	the number, type, outcomes (by judgment, order or settlement) and costs of legal, tax, regulatory or administrative proceedings, and/or litigation;

•	the Company’s ability to manage seasonal and other variabilities and to anticipate future business trends and needs;

•	disruptions in operations, including due to disruptions in supply chain, restructurings, manufacturing or information technology systems, labor disputes, natural disasters and consolidation of the Company’s legal entities, supply chain footprint and information technology systems;

•	restrictions imposed on the Company through its license agreements and debt agreements, including restrictions expected to be contained in the indenture governing the Notes and the credit agreement governing its proposed new senior secured credit facilities, the Company’s ability to refinance or capitalize debt, including consummation of the offering of the Notes, and changes in the manner in which the Company finances its debt and future capital needs, including potential acquisitions;

•	increasing dependency on information technology and the Company’s ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades or other changes to information technology systems, inability to control the quality or level of detail of financial data provided by third parties, and the Company’s failure to comply with any privacy or data security laws (including the EU General Data Protection Regulation) or to protect against theft of customer, employee and corporate sensitive information;

•	the Company’s ability to attract and retain key personnel and work-force related claims and disputes, including during times of integration, transition and restructurings;

•	the distribution and sale by third parties of counterfeit and/or gray market versions of the Company’s products; and

•	other factors described from time to time in documents that the Company files with the SEC.

When used in this report, the term “includes” and “including” means, unless the context otherwise indicates, “including without limitation.” More information about potential risks and uncertainties that could affect the Company’s business and financial results is included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, its subsequent quarterly reports on Form 10-Q and periodic reports it has filed and may file with the United States Securities and Exchange Commission from time to time.

All forward-looking statements made in this report are qualified by these cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of the document in which such statement is made, and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance unless expressed as such, and should only be viewed as historical data.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Coty Inc., dated March 28, 2018, relating to the pricing of the Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date:	March 29, 2018	By:	/s/ Patrice de Talhouët
		Name:	Patrice de Talhouët
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Coty Inc., dated March 28, 2018, relating to the pricing of the Notes